EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
EARNINGS (LOSS) PER SHARE	EARNINGS (LOSS) PER SHARE
Basic and diluted earnings (loss) per share are calculated on the basis of the weighted average number of shares of the Company’s Common Stock outstanding during the respective periods. Diluted earnings (loss) per share give effect to all dilutive potential common shares outstanding during the period using the treasury stock method for stock options and other potentially dilutive securities. In calculating diluted earnings (loss) per share, the average fair value of the Company’s Common Stock for the period is used to determine the number of shares assumed to be purchased from the exercise price of the options. Purchases of treasury stock reduce the outstanding shares commencing on the date that the stock is purchased. Common stock equivalents are excluded from the calculation when a loss is incurred as their effect would be anti-dilutive.
For the years ended December 31, 2024, and 2023, the components of basic and diluted net loss per share were as follows:

	Year Ended December 31,
(in thousands)	2024	2023

Numerator — Basic and Diluted EPS
Net loss	$(12,941)	$(48,896)
Denominator — Basic and Diluted EPS
Weighted–average shares	54,480	53,044
Net loss per share — Basic and Diluted	$(0.24)	$(0.92)
Common shares issuable for warrants, options, and restricted stock units (RSU) represent the total amount of outstanding warrants, stock options, and restricted stock units as of December 31, 2024, and 2023. For the years ended December 31, 2024, and 2023, the following share equivalents were excluded from the calculation of diluted net loss per share as the inclusion of such shares would have been be anti-dilutive.

	Year Ended December 31,
(in thousands)	2024	2023

Options	27	32
Restricted Stock Units	2,061	2,058
Warrants	6,730	6,730
Total	8,818	8,820